UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 National Business Parkway, 5th Floor

Annapolis Junction, MD 20701

(Address of principal executive offices) (Zip Code)

(301) 323-9000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CFX	New York Stock Exchange
5.75% Tangible Equity Units	CFXA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2021, the Board of Directors (the “Board”) of the Company appointed Philip Okala, Chief Operating Officer of the University of Pennsylvania Health System, to serve as a director of the Company, increasing the size of the Board from ten to eleven members. Mr. Okala is expected to be named to the Compensation Committee of the Board.

The Board affirmatively determined that Mr. Okala has no material relationship with the Company or any of its consolidated subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and meets the requirements of an “independent director” as defined in Section 303A.02 of the NYSE’s Listed Company Manual for purposes of service on the Board. In addition, Mr. Okala has not been a participant in any related person transactions required to be disclosed under Item 404(a) of Regulation S-K. The full text of the Company’s press release regarding Mr. Okala’s appointment is attached hereto as Exhibit 99.1.

Mr. Okala will participate in the Company’s director compensation package for non-employee directors described in the Company’s definitive proxy statement filed with the SEC on April 9, 2020, except that Mr. Okala’s initial equity grant will be a pro-rated portion of the annual equity award.

In connection with Mr. Okala’s appointment to the Board, he and the Company have entered into the Company’s standard form of indemnification agreement for executive officers and directors, the form of which was previously filed as Exhibit 10.3 to the Company’s registration statement on Form S-1 (File No. 333-148486).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Colfax Corporation press release dated February 22, 2021.

104	Cover Page Interactive Data File - The cover page from this Current Report on Form 8-K is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2021	COLFAX CORPORATION

	By:	/s/ Bradley J. Tandy
	Name:	Bradley J. Tandy
	Title:	SVP, General Counsel and Corporate Secretary